UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2020

MEDALLION FINANCIAL CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37747	04-3291176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Ave New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 328-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFIN	NASDAQ Global Select Market
9.000% Senior Notes due 2021	MFINL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

This Amendment No. 1 to Current Report on Form 8-K is being furnished to reflect changes in the financial results of Medallion Financial Corp. (the “Company”) as of, and for the quarter and year ended, December 31, 2019 contained in the press release previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished to the U.S. Securities and Exchange Commission on February 20, 2020 (the “Initial Form 8-K”).

Just prior to the anticipated filing of the Company’s 2019 audited financial statements, the Company reviewed three borrower relationships, representing 61 medallion loans with $27.5 million aggregate principal amount, including consideration of additional information identified since the filing of the Initial Form 8-K.  These loans were categorized as performing loans at the time the Company filed the Initial Form 8-K, and therefore had a general allowance for credit losses reserve allocation of $5.6 million, as of year-end.  The Company’s financial results as of, and for the periods ended, December 31, 2019 were reported in the Initial Form 8-K on that basis. However, upon consideration of the additional information about these loans, the Company determined to categorize these loans as impaired loans and classified these loans as troubled debt restructurings (“TDR”). The Company also applied the same impairment calculation methodology to 18 medallion loans already classified as TDRs.  The net effect of these adjustments was an increase in the total TDR amount of $27.5 million and an additional $4.3 million provision for credit losses, resulting in a reduction of after tax net income of $3.2 million, for the quarter and year ended December 31, 2019.

The below tables summarize the significant revisions, including the impact of the change in the allowance and provision for credit losses, charge-offs and related reductions to other assets, other liabilities, non-interest expense and income tax expense.

A revised version of the press release previously filed as Exhibit 99.1 to the Initial Form 8-K is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

MEDALLION FINANCIAL CORP. CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended December 31, 2019			For the Year Ended December 31, 2019
(Dollars in thousands, except shares and per share data)	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised
Total interest income/total investment income	$ 35,864	$ -	$ 35,864	$ 132,562	$ -	$ 132,562
Total interest expense	9,277	-	9,277	35,045	-	35,045
Net interest income/net investment income	26,587	-	26,587	97,517	-	97,517

Provision for loan losses	6,162	4,373	10,535	43,013	4,373	47,386
Net interest income after provision for loan losses	20,425	(4,373)	16,052	54,504	(4,373)	50,131

Other income (loss)
Gain on deconsolidation of Trust III	-	-	-	-	-	-
Sponsorship and race winnings	2,734	-	2,734	18,742	-	18,742
Gain on sale of loans	-	-	-	-	-	-
Writedown of loan collateral in process of foreclosure	(177)	-	(177)	(4,381)	-	(4,381)
Other income	410	-	410	6,026	-	6,026
Total other income	2,967	-	2,967	20,387	-	20,387

Other expenses
Salaries and employee benefits	6,514	-	6,514	24,971	-	24,971
Collection costs	2,049	-	2,049	6,638	-	6,638
Race team related expenses	1,785	-	1,785	8,996	-	8,996
Professional fees	1,441	-	1,441	7,402	-	7,402
Loan servicing fees	1,402	-	1,402	5,253	-	5,253
Intangible asset impairment	-	-	-	-	-	-
Other expenses	3,752	-	3,752	14,921	-	14,921
Total other expenses	16,943	-	16,943	68,181	-	68,181

Income before income taxes/net investment loss before taxes	6,449	(4,373)	2,076	6,710	(4,373)	2,337
Income tax provision	(3,412)	1,145	(2,267)	(1,486)	1,145	(341)

Net income after income taxes/net investment loss after taxes	3,037	(3,228)	(191)	5,224	(3,228)	1,996
Less: income attributable to non-controlling interests	274		274	3,758		3,758
Total net income (loss) attributable to Medallion Financial Corp.	$ 2,763	$ (3,228)	$ (465)	$ 1,466	$ (3,228)	$ (1,762)
Basic net income (loss) per share	$ 0.11	$ (0.13)	$ (0.02)	$ 0.06	$ (0.13)	$ (0.07)
Diluted net income (loss) per share	0.11	(0.13)	(0.02)	0.06	(0.13)	(0.07)
Weighted average common shares outstanding
Basic	24,361,680	24,361,680	24,361,680	24,342,979	24,342,979	24,342,979
Diluted	24,541,166	24,361,680	24,361,680	24,557,925	24,342,979	24,342,979

MEDALLION FINANCIAL CORP.
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except shares and per share data)	December 31, 2019 As Reported	Adjustment	As Revised
Assets			
Cash and federal funds sold	$ 67,821	$ -	$ 67,821
Equity investments and investment securities	59,077	-	59,077
Loans	1,160,855	-	1,160,855
Allowance for loan losses	(41,720)	(4,373)	(46,093)
Net loans receivable	1,119,135	(4,373)	1,114,762
Loan collateral in process of foreclosure	52,711	-	52,711
Goodwill and intangible assets	203,339	-	203,339
Other assets	43,957	-	43,957
Total assets	$ 1,546,040	$ (4,373)	$ 1,541,667
Liabilities			
Accounts payable, accrued expenses, and accrued interest payable	$ 20,632	$ -	$ 20,632
Deposits	951,651	-	951,651
Short-term borrowings	38,223	-	38,223
Deferred tax liabilities and other tax payables	10,486	(1,145)	9,341
Operating lease liabilities	12,738	-	12,738
Long-term debt	174,614	-	174,614
Total liabilities	1,208,344	(1,145)	1,207,199
Commitments and contingencies			
Total stockholders' equity	266,376	(3,228)	263,148
Non-controlling interests in consolidated subsidiaries	71,320	-	71,320
Total equity	337,696	(3,228)	334,468
Total liabilities and equity	$ 1,546,040	$ (4,373)	$ 1,541,667
Number of shares outstanding	24,646,559	24,646,559	24,646,559
Book value per share	$ 10.81	$ (0.13)	$ 10.68

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

99.1	Press release, dated March 30, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2020

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name: Larry D. Hall
Title: Chief Financial Officer